STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated the 10th day of March, 2005, by and between Zone4Play Inc., a Nevada company (the "Buyer"), and Netfun Ltd., an Israeli company, Reg. No. 513039982. (the "Seller").

      WHEREAS, Buyer and Seller, pursuant to a Joint Venture Agreement (the "JV Agreement") dated June 1, 2004, a copy of which is attached hereto as Exhibit A, established Mix TV Ltd., an Israeli company (the "Company"), Reg. No. 513552950, maintaining an office at Atidim Park, Bldg 2, Tel Aviv, Israel;

      WHEREAS, Buyer and Seller have decided to terminate the JV Agreement by executing the JV Termination Agreement in the form attached hereto as Exhibit B, immediately prior to the Closing Date (as defined below).

      WHEREAS, Seller desires to exchange with Buyer, and Buyer desires to exchange with Seller, 499 ordinary shares of the Company, for the consideration and upon the terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises, the provisions and the respective agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.    Purchase and Sale of Stock.

      1.1 Agreement to Purchase and Sell. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein by each of the parties to the other, on the Closing Date (as such term is hereinafter defined), Seller shall exchange and deliver to Buyer, and Buyer shall acquire from Seller, 499 ordinary shares, par value NIS
0.01 per share, of the Company (the "Purchased Shares"), representing 49.9% of the Company's issued and outstanding shares.

      1.2 Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, in reliance upon the representations, warranties, covenants and agreements of the Seller contained herein, and in exchange for the Purchased Shares, Buyer agrees to deliver to Seller a total of 625,000 shares of common stock of Buyer (such number of shares having an aggregate value of $1,000,000 based upon the closing bid price of the share of common stock of the Buyer on March 4th 2005 on the OTCBB), ("Buyer's Shares or the "Shares") to be issued to the Seller upon the terms and subject to the conditions herein (the "Purchase Price").

      If, at any time or from time to time, there is any stock dividend, stock split, recapitalization, or other similar change or adjustment made with respect to the outstanding securities of the Buyer, the Shares shall be subject to such adjustment.


      1.3 Payment of Purchase Price. The Buyer's Shares shall be issued pursuant to Section 1.5.6.

      1.4 Closing. The closing of the transaction contemplated herein (the "Closing") will be at the office of Buyer on or before March 24, 2005, or at such other place or at such other date and time as

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Seller and Buyer may mutually agree. Such date and time of Closing is herein referred to as the "Closing Date."

      1.5 Transactions at Closing.

            1.5.1 Seller and Buyer shall execute and deliver the JV Termination Agreement.

            1.5.2 Abramovich Trust Company Ltd. (the "Trustee") shall deliver to Seller a share transfer deed signed by Trustee affecting the transfer of 299 ordinary shares of the Company to the name of Seller in the form attached hereto as Exhibit C1, as per the terms of the Trustee Instructions attached hereto as Exhibit C2.

            1.5.3 Seller shall deliver to Buyer a share transfer deed signed by the Seller affecting the transfer of the Purchased Shares to the name of the Buyer in the form attached hereto as Exhibit D.

            1.5.4 Buyer, on behalf of the Company, and Mr. Haim Cario ("Cario") shall execute an Employment Agreement with the Company in the form attached hereto as Exhibit E.

            1.5.5 Seller shall deliver to Buyer an Assignment Agreement to the Company signed by Cario, assigning to the Company all of Carios's rights and interests in and to Patent No. _________ and all related intellectual property rights, and releasing the Company and Buyer from all claims in relation to the Company intellectual property rights, in the form attached hereto as Exhibit F.

            1.5.6 Buyer shall issue Buyer's Shares to Seller and deliver or cause to be delivered to Seller a share certificate representing such Shares.

            1.5.7 Buyer shall deliver to Seller a certificate of an officer of the Buyer certifying resolutions of its Board of Directors authorizing execution of this Agreement and the execution, performance and delivery of all agreements, documents and transactions contemplated hereby.

            1.5.8 Seller shall deliver to Buyer a certificate of an officer of the Seller certifying resolutions of its Board of Directors authorizing execution of this Agreement and the execution, performance and delivery of all agreements, documents and transactions contemplated hereby

2. Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

      2.1 Authorization; Validity and Effect of Agreements. The execution and delivery of this Agreement and all agreements and documents contemplated hereby by the Seller, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto will constitute, the valid and legally binding obligations of the Seller enforceable in accordance with their terms.

      2.2 Title to Purchased Shares. The Purchased Shares are duly authorized, validly issued, fully paid and nonassessable and are owned by Seller free and clear of all liens, encumbrances, charges, assessments and adverse claims. The Purchased Shares are subject to no restrictions with respect to transferability to Buyer in accordance with the terms of this Agreement. Upon transfer of the Purchased Shares by Seller, Buyer will, as a result, receive good and marketable title to all of the Purchased Shares, free and clear of all security interests, liens, encumbrances, charges, assessments, restrictions and adverse claims.


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      2.3 No Other Rights or Claims. Upon transfer of the Purchased Shares by
Seller, Seller will have no further rights with respect to the Company or any claims against the Company except for the right to enforce the terms and conditions of this Agreement. Upon the transfer of the Purchased Shares by Seller, Seller hereby releases the Buyer and its, directors, officer, agents and employees from all claims of any kind whatsoever that in any way relate directly or indirectly to the Company, including any claims for the distribution of capital accounts or profits.

      2.4 Securities Act Matters.

      2.4.1 The Seller acknowledges and agrees that the Shares have not been registered under the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder (collectively, the "Securities Act") or under the securities laws of any state in the United States, in reliance upon certain exemptive provisions of such statutes. The Seller further recognizes and acknowledges that, because the said Shares have not been registered, they may only be resold, assigned, transferred, pledged or otherwise disposed of pursuant to an effective registration statement under the Securities Act, or pursuant to a valid exemption from such registration requirements. The Seller recognizes and acknowledges that Rule 144 promulgated under the Securities Act ("Rule 144") (which facilitates routine sales of securities in accordance with the terms and conditions of that Rule, including a holding period requirement) is not now available for resale of the Shares, and the Seller recognizes and acknowledges that, in the absence of the availability of Rule 144, a sale pursuant to a claim of exemption from registration under the Securities Act would require compliance with some other exemption under the Securities Act, none of which are currently available.

            2.4.2 The Seller further acknowledges and agrees as follows:

            (i) The Seller understands that an investment in the Shares involves a high degree of risk.

            (ii) The Seller is acquiring the Shares solely for the Seller's account and not with a present view toward resale or other distribution thereof, though the Seller shall be permitted to dispose of the Shares in any lawful way including the distribution of the Shares as a dividend to its shareholders, if permitted under Section 6.3 of this Agreement.

            (iii) The Buyer has made available to the Seller the opportunity to ask questions of and receive complete and correct answers from representatives of the Buyer concerning the business and financial condition of the Buyer and to obtain any additional information relating thereto, all questions have been answered to the Seller's satisfaction and the Seller has obtained such information relating to the Buyer as deemed necessary to make an investment decision regarding the Shares. The Seller has reviewed the Buyer's filings with the U.S. Securities and Exchange Commission available at www.sec.gov.

            (iv) The Seller understands that the Seller must bear the economic risk of its investment in the Shares for an indefinite period of time.

            (v) All aspects of the transactions contemplated by this Agreement and all discussions related thereto took place in Israel.

            (vi) The Seller has not been formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act.


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3.    Representations and Warranties of Buyer. Buyer represents and warrants to
      Seller as follows:

      3.1 Authorization; Validity and Effect of Agreements. The execution and delivery of this Agreement and all agreements and documents contemplated hereby by Buyer, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto will constitute, the valid and legally binding obligations of Buyer enforceable in accordance with their terms.

      3.2 The execution, delivery and performance by it of this Agreement will at all times comply with all applicable laws and regulations including those of applicable regulatory and self-regulatory organizations

      3.3 The Buyer's Shares, when issued at the Closing, will be validly issued, fully paid, non-assessable, free and clear of any leans, encumbrances or third party rights.

      3.4 The authorized capital stock of the Buyer and the shares thereof currently issued and outstanding are as set out in Exhibit H hereto. All of the Buyer's outstanding shares have been duly and validly authorized.

      3.5 Based on Seller's representation hereof, the offer and/or issuance of the Shares to the Seller comply with all Federal securities Laws and no holder of shares of Buyer has a right of recession or claim against the Buyer in this respect.

      3.6 The Buyer's shares of Common Stock are registered pursuant to section 12 (g) to the Securities Exchange Act of 1934 ("Securities Exchange Act") and are traded on the OTC Bulletin Board market and the Buyer is not aware of any reason or attempt for the delisting of the Buyer shares. The Buyer has timely filed all report, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission pursuant to the reporting requirements of the Exchange Act (hereinbefore referred to as "Commission Documents") and if so failed to file such Commission Documents, the failure shall not cause a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Buyer and its subsidiaries (taken as a whole). The Commission Documents do not contain any untrue or misleading statement of a material fact.

      3.7 Since the last filing of the Commission Documents, to the Buyer's knowledge, there has been no material adverse effect to the Buyer or its business.

4. Registration of Shares. The Seller hereby declares its intent to sell the Shares pursuant to the exclusions as per Rule 144 to the Act, and subject to the required holding period. The Buyer undertakes to assist the Seller as shall be required in order to facilitate the sale of the Shares by the Seller under Rule
144. Without limiting the generality of the above, the Buyer undertakes as follows:

      (a) Subject to compliance with the requirements of Rule 144, when the Seller wishes to sell Shares, to provide the transfer agent of the Buyer, within 3 business days upon demand by the Seller, of an opinion or opinions, as the case may be, of the Buyer counsel, consenting to the removal of the legend set out in section 6.3 below from the Shares, and other issues which may be required in order to facilitate the sale of the Shares to the public.

      (b) The Buyer shall use its best efforts to maintain adequate current information of the Buyer and fully comply with all Securities Exchange Act reporting requirements in order to render Rule 144 exemption available for the sale of the Shares.


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5.    Conditions of Closing.

      5.1 Buyer's Conditions of Closing. The obligation of Buyer to purchase and pay for the Purchased Shares shall be subject to and conditioned upon the satisfaction (or waiver by Buyer) at the Closing of each of the following conditions:

            (A) All representations and warranties of the Seller contained in this Agreement shall be true and correct at and as of the Closing Date.

            (B) Seller shall have delivered to Buyer certificates and other instruments representing the Purchased Shares, together with all other documents necessary or appropriate to validly transfer the Purchased Shares to Buyer free and clear of all security interests, liens, encumbrances and adverse claims.

            (C) Seller shall have delivered to Buyer a certificate of an officer of the Seller certifying resolutions of its Board of Directors authorizing execution of this Agreement and the execution, performance and delivery of all agreements, documents and transactions contemplated hereby:

      5.2 Seller's Conditions of Closing. The obligation of Seller to sell the Company Shares shall be subject to and conditioned upon the satisfaction (or waiver by Seller) at the Closing of each of the following conditions:

            (A) All representations and warranties of Buyer contained in this Agreement shall be true and correct at and as of the Closing Date.

            (B) Buyer shall have effected payment of the Purchase Price in accordance with Section 1.3 of this Agreement by delivering to Seller certificates and other instruments representing Buyer's Shares.

            (C) Buyer shall have delivered to Seller a certificate of an officer of the Buyer certifying resolutions of its Board of Directors authorizing execution of this Agreement and the execution, performance and delivery of all agreements, documents and transactions contemplated hereby:


6.    Affirmative Covenants.

      6.1 Non-Competition. Seller will undertake, and will cause the current individual and beneficial shareholders of Seller to undertake not to, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director or in any other individual or representative capacity, engage or participate or invest in, or become employed by or render service or advice to, any business that is in direct competition with the business of the Company for a period of three years from the date of this Agreement, except upon express written consent of Company. For avoidance of doubt and for the purposes of this agreement, direct competition shall be considered as all SMSTV and/or Mobile Messaging TV applications incorporating the use of mobile/handheld and/or linear telephones in the creation and production of Enhanced and/or single-screen TV applications for broadcast TV as well as any interactive game technology.

      6.2 Non-Solicitation. Seller will undertake and will cause the current individual and beneficial shareholders of Seller to undertake not to, for a period of three years from the date of this Agreement, directly or indirectly:

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            6.2.1 Influence or attempt to influence customers or suppliers of
Company, or any of its subsidiaries or affiliates, to divert their business to any competitor of Company, and

            6.2.2 solicit or recruit any employee of Company for the purpose of being employed by him or by a competitor of Company and that he will not convey any confidential information about other employees of Company to any other person.

      6.3 Transfer Restrictions. Seller undertakes and agrees that, Seller will retain its entire interest in, and will not dispose or agree to dispose of any interest in the Shares, unless pursuant to an effective registration statement under the Securities Act covering the shares, or pursuant to a valid exemption from such registration requirements. In addition, Seller agrees not to engage, directly or indirectly, in any hedging transaction with respect to the Shares. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Buyer's Shares in contravention of the terms set out in this Agreement is void.

      Seller agrees to the imprinting, so long as is required by applicable law and the terms of this Agreement, of legends on the Shares in the following form:

      THESE SHARES HAVE NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

      Seller hereby acknowledges that the Buyer's Shares may only be disposed of in compliance with U.S. state and federal securities laws. In connection with any transfer of Buyer's Shares, Buyer may require the transferor thereof to provide to Buyer an opinion of counsel selected by the transferor and reasonably acceptable to Buyer, the form and substance of such opinion shall be reasonably satisfactory to Buyer, to the effect that such transfer does not require registration of such transferred shares under the U.S. Securities Act of 1933, as amended.

      6.4   Taxes and Expenses.

            6.4.1 Seller hereby covenants and agrees to assume and pay all taxes imposed on Seller arising from or relating to the transactions as contemplated by this Agreement. Except as otherwise specifically provided for in this Agreement, Seller shall be responsible for and shall pay all costs, liabilities and other obligations incurred by Seller in connection with the performance of and compliance with all transactions, agreements and conditions contained in this Agreement to be performed or complied with by Seller, including legal and accounting fees. In no event shall any of such taxes, costs, liabilities or other obligations be paid by or incurred on behalf of the Buyer or the Company.

            6.4.2 Except as otherwise specifically provided for in this Agreement, Buyer will assume and pay all costs, liabilities and other obligations incurred by Buyer and/or the Company in

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connection with the performance of and compliance with all transactions, agreements and conditions contained in this Agreement to be performed or complied with by Buyer, including legal and accounting fees.

7.    Miscellaneous.

      7.1 Notice. Any notice required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered or mailed by certified or registered mail, return receipt requested, addressed as follows:

            If to Buyer:

            If to Seller: Shai Granot, 7 Menachem Begin St. Ramat Gan, Israel 52521, fax no. 972-3 5755527

(or to such other address as any party shall specify by written notice so given), and shall be deemed to have been delivered as of the date so personally delivered or mailed.

      7.2 Binding Effect; Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and assigns. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto without the prior written consent of the other parties hereto.

      7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel exclusive of the conflict of law provisions thereof.

      7.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

      7.5 Incorporation of Exhibits and Schedules. All Exhibits and Schedules attached hereto are by this reference incorporated herein and made a part hereof for all purposes as if fully set forth herein.



      IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first above written.


SELLER:



NetFun Ltd.

By:        /s/ Shai Granot
          -------------------------
Name:     Shai Granot
          -------------------------
Title     Director
          -------------------------


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BUYER:

Zone4Play Inc.

By:        /s/ Shimon Citron
          -------------------------
Name:     Shimon Citron
          -------------------------
Title     CEO
          -------------------------

                                    EXHIBITS

The following exhibits have been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

Exhibit A - Joint Venture Agreement
Exhibit B - JV Termination Agreement
Exhibit C1 - share transfer deed signed by Trustee
Exhibit C2 - Trustee Instructions
Exhibit D - share transfer deed signed by the Seller
Exhibit E -Employment Agreement
Exhibit F - Assignment Agreement
Exhibit G - Intentionally Deleted
Exhibit H - The issued and outstanding authorized capital stock of the Buyer


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